EXHIBIT 99.1

                        FORM OF SUBSCRIPTION AGREEMENT


                            BALANCED LIVING, INC.

                           SUBSCRIPTION AGREEMENT
                     FOR PURCHASERS OF COMMON STOCK UNITS


 . CASHIER'S CHECKS MUST BE MADE PAYABLE TO:     BALANCED LIVING, INC.

 . FOR IRA OR PENSION INVESTORS:                 INCLUDE BANK CUSTODIAL
                                                DOCUMENTS

 . CHECKS AND DOCUMENTS MUST BE DELIVERED TO:    BALANCED LIVING, INC.
                                                6375 SOUTH HIGHLAND DR.
                                                SUITE D
                                                SALT LAKE CITY, UT 84121


1.    UNITS PURCHASED:

      This subscription is for _____________ UNITS in the total purchase amount of $ _____________, to be registered as follows:


2.    FORM OF OWNERSHIP:  Mark only one box:

      SINGLE PERSON -- one signature required

      JOINT TENANTS WITH RIGHT OF SURVIVORSHIP -- all parties must sign

      HUSBAND AND WIFE, AS COMMUNITY PROPERTY -- two signatures required

      TENANTS IN COMMON   all  parties must sign

      CORPORATION

      CUSTODIAN UGTM -- custodian signature required

      MARRIED PERSON/SEPARATE PROPERTY -- one signature required

      TRUST -- trustee signature(s) required.  ALL SECTIONS MUST BE FILLED
               IN Print Trustee name(s) (sign in Signature Section)

               Trust Date     |  |  |       |  |  |      |  |  |
                               Month          Day          Year

               For the benefit of:

      TENANTS BY THE ENTIRETIES -- two signatures required

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      PARTNERSHIP

      CUSTODIAN (for Taxable Person)--custodian signature required


3.    INVESTOR INFORMATION:    Please print name(s) in which Notes are to be
registered. All interest and principal payments and correspondence will go to this address unless another address is listed in Section 4.

Name (1st) | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

Name (2nd) | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

  Address  | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

     City  | | | | | | | | | | | | | | | | | | State | | |  Zip Code | | | |

Daytime Phone Number  | | | |-| | | |-| | | | |

State of Residence  | | |      How Long?  Since | | | | |

 Enter the Taxpayer identification number in the appropriate box. Note: If the account is in more than one name, the number should be that of the first person listed.

Social Security No. | | | |-| | |-| | | | |  and/or

Taxpayer Identification No. | | |-| | | | | |

   | | |-| | |-| | |   $| | | | | | | |    $| | | | | | | | |      | |M | |F
     Date of Birth     Gross Income for   Estimated Net Worth         Sex
                        Past 12 Months       as of This Date

If Subscription is a trust, date of trust formation | | |-|  |-| | |

4. OTHER MAILING ADDRESS: If you want shareholder mailings sent to an address other than in Section 3, please fill in below (required for IRA or Pension accounts).

                 Account Number     | | |-| | | | | | |

Name of Custodian | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

Address | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | | |

City | | | | | | | | | | | | | | | | | | |  State | | |  Zip Code | | | | |

 The undersigned Investor, hereby certifies that a current copy of the Balanced Living Inc. Prospectus dated December , 1998 has been delivered to, and received by the Investor prior to making any investment decision, and the Investor has had a full opportunity to ask questions of, and receive information responsive to his questions from, Balanced Living, Inc. prior to investing in the Units.

        NOT TO BE EXECUTED UNTIL RECEIPT OF PROSPECTUS


5.   SIGNATURES:

                              X                                     /    /
                                Authorized Signature of Investor     Date



                            X                                      /    /
                              Signature of Joint Investor (if any)  Date

                                         -2-
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